Exhibit 99.1
Diodes Incorporated Annual Meeting of Stockholders Frisco, TX May 26, 2011

Safe Harbor Statement Page 2 Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include, but are not limited to, such factors as Diodes' business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes' ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes' ability to successfully make additional acquisitions; risks of domestic and foreign operations, including labor shortages; unfavorable currency exchange rates; availability of tax credits; Diodes' ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; the global economic weakness may be more severe or last longer than Diodes currently anticipate; and other information detailed from time to time in filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company's press release on May 9, 2011 titled "Diodes Incorporated Reports Second Quarter Financial Results" for detailed information related to the Company's non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

Page 3 A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the computing, consumer, communications, industrial and automotive segments. About Diodes Incorporated

Business Objective To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver high quality semiconductor products Page 4

2010 Total Semiconductor Market ($298 bn) Significant Market Opportunity Page 5 $117 bn $29 bn $70 bn $42 bn $20 bn Diodes' SAM: $10 - $12 bn Diodes' SAM: $13 - $15 bn Opto $20 bn Std Logic Analog Discrete Micro/Special Memory Diodes' SAM: $3 - $5 bn

Diodes Growth Strategy Page 6 Many Paths for Growth: Product portfolio Product arena Product line expansion Performance enhancement Application space Targeted end equipments Broad customer base Increased product coverage Packaging breadth Broad packaging portfolio Increased power density Small form factor

Product Portfolio Progression Page 7 Discrete Diodes MOSFET Rectifiers Transistor Protection Devices Analog Power Management Standard Linear Sensors LED Drivers Power Switches Logic Low Voltage CMOS High Speed CMOS Advanced Ultra-Low Power CMOS 2006 2010

SKY Rectifiers MOSFET Bipolar LDO DC-DC (Asynchronous) Performance Enhancement Page 8 Diodes' product upgrade has expanded our SAM SBR(r) (Super Barrier Rectifiers) (Vb < 400v) DIOFETTM (Low RDS(on), Vb < 100V) CMOS LDO (Low power) DC-DC (Asynchronous, high current) DIODESTARTM Rectifiers (Vb > 600v) DIODESTARTM MOSFET (Ultra low RDS(on), Vb > 600V) Low Noise LDO DC-DC (Synchronous, with low & high current)

Page 9

Efficiency, Functionality, and Control for Smart Phones

- **LCD Backlighting**
  - LED Drivers
  - Boost Converters
  - Schottky Diodes
- **LED Flash Module**
  - Camera Flash Drivers
  - ZXMN series MOSFETs
- **LCD / OLED Display Bias**
  - LCD Bias ICs
  - OLED Bias ICs
  - Schottky Diodes
- **Battery Power Management**
  - USB Power Switches
  - Current Monitors
  - Charger ICs
  - Low-Saturation Bipolar Transistors
  - ZXMP series MOSFETs



- **GPS Antenna Detection**
  - Current Monitors
- **RF Power Amplifier**
  - Low Dropout Regulators
- **System Voltage Conversion**
  - Low Dropout Regulators
  - DC-DC Converters
  - Schottky Diodes
  - Low-Saturation Bipolar Transistors
- **Flip / Slide Detection**
  - Hall Effect Sensors
  - Hall Effect Drivers
- **Keypad Backlighting**
  - LED Drivers
  - Boost Converters
  - Schottky Diodes

DIODES INCORPORATED

Page 10 Packaging Focus: Miniaturization and Power Efficiency Power Efficiency Miniaturization DFN 1006-2 Possibly the smallest Discrete semiconductor package. DFN 1006-2 0.6mm 1.0mm Compared to a TO252, the PowerDI(r)5 package delivers twice the power density from a 55% smaller footprint. PowerDI(r)5 TO252

Efficient Manufacturing + Superior Processes Page 11 Shanghai-based packaging with capacity greater than 23 billion units Flexible and optimized manufacturing process = low packaging cost Additional packaging facilities in Neuhaus, Germany and JV in Chengdu, China Bipolar process technology for discrete and ICs High volume 5" and 6" wafer fab in Kansas City, Missouri for discretes 6" Wafer fab in Oldham, United Kingdom Strong engineering capabilities Packaging Wafer Fabs Economies of Scale: Production Units in Shanghai (bn) 20 8.2bn 2005 11.8b n 2006 15.4bn 2007 16.7bn 2008 2004 5.4bn 18 16 14 12 10 8 6 4 2 2.1bn 2002 3.4bn 2003 2001 1.3bn 2001 - 2010 (CAGR: 37.7%) 16.2bn 2009 2010 22 24 18.9bn 2009 Capacity Capex Model = 10% - 12% of Revenue 23.2bn

Annual Revenue Growth Rates Outperforming the Industry Page 12 59.9% 2003 to 2010 Growth Diodes Inc.: 23.9% SAM Industry: 6.5% 2004 2005 2006* 2007 2008* 2003 8.0% 35.6% 15.6% 16.9% 18.2% 18.1% (3.3%) 13.5% 8.1% (0.5%) (1.3%) (10%) 0% 10% 20% 30% 40% 50% 60% Industry (Discrete + Analog) Source: World Semiconductor Trade Statistics 0.4% (12.2%) 2009 *Acquisition Years 2010 34.4% 41.1%

Revenue by Year ($M) Revenue Growth Page 13 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008 2009 2003 - 2010 (CAGR: 23.9%) $434 $ 78 $104 $130 $122 2003 $433 $ 96 $116 $134 $ 87 $401 $343 $215 $186 $137 2010 $137 $149 33.4% 17.3% 6.6% 5.0% 9% $163 9.% $164 $613 $162 2011

Revenue Profile - 2010 By Channel By Region By Segment Page 14 15% 73% 12% Asia Pacific Europe North America 54% 46% Distribution OEM / EMS 28% 20% 17% 32% 3% Industrial Consumer Communications Automotive Computing

First Quarter 2011 Financial Performance Page 15 Revenue $136.8 $163.8 $161.6 $24.8 ($2.2) Revenue Growth 5% 0.4% (1%) 18.0% (1%) Gross Profit $47.8 $62.6 $57.4 $9.6 ($5.2) Gross Margin % 34.9% 38.3% 35.5% 60 bp (280 bp) Operating Profit $18.9 $32 $28.3 $9.4 ($3.7) Net Income $15.0 $24.0 $19.7 $4.7 ($4.3) Earning per Share $0.33 $0.52 $0.42 $0.09 ($0.10) Cash Flow from Operations $23.9 $28 $15.7 ($8.2) ($12.3) EBITDA(Non-GAAP) $32.9 $46.3 $41.1 $8.2 ($5.2) 1Q10 4Q10 Y/Y Q/Q 1Q11 (In millions except per share)

Balance Sheet Page 16 Dec 31, 2010 Cash $242 $271 $279 Short-term Investment $297 $ - $ - Inventory $ 90 $121 $123 Current Assets $747 $541 $569 Long-term Investment $ - $ - $ - Total Assets $1,018 $847 $882 Convertible Notes ST/LT $121 $128 $130 Other Long-term Debt $ 3 $ 3 $ 3 Total Liabilities $567 $294 $291 Total Equity $451 $553 $591 March 31, 2011 Dec 31, 2009 (adjusted) In millions

Strategy: Profitable Growth Page 17

Thank you Company Contact: Diodes Incorporated Laura Mehrl Director of Investor Relations P: 972-385-4492 E: laura_mehrl@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com